SUPPLEMENT TO THE CURRENTLY EFFECTIVE STATEMENT OF ADDITIONAL INFORMATION

DWS Enhanced Commodity Strategy Fund

Effective October 1, 2018, the following replaces similar information relating to the fund under the “PART II: APPENDIX II-C — FEE RATES OF SERVICE PROVIDERS” section of the fund’s Statement of Additional Information:
Fund Name	Management Fee Rate
DWS Enhanced Commodity Strategy Fund	First $500 million 0.950% Next $500 million 0.900% Next $500 million 0.850% Next $1 billion 0.825% Next $1 billion 0.800% Next $1.5 billion 0.775% Thereafter 0.750%
Please Retain This Supplement for Future Reference

September 21, 2018
SAISTKR-439